Vanguard® Diversified Equity Fund
Schedule of Investments (unaudited)
As of July 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	15,445,988	702,020
Vanguard Growth and Income Fund Investor Shares	8,434,335	472,238
Vanguard Windsor Fund Investor Shares	20,035,624	465,027
Vanguard Windsor II Fund Investor Shares	8,614,065	353,521
Vanguard Explorer Fund Investor Shares	2,265,049	236,992
Vanguard Mid-Cap Growth Fund	5,582,647	114,054
Total Investment Companies (Cost $1,711,172)		2,343,852
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.903% (Cost $—)	1	—
Total Investments (100.0%) (Cost $1,711,172)		2,343,852
Other Assets and Liabilities—Net (0.0%)		819
Net Assets (100%)		2,344,671
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At July 31, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jul. 31, 2022 Market Value ($000)
Vanguard Explorer Fund	295,430	39,796	1,687	(192)	(96,355)	540	39,256	236,992
Vanguard Growth and Income Fund	596,559	80,459	79,671	(979)	(124,130)	6,506	73,955	472,238
Vanguard Market Liquidity Fund	145	NA1	NA1	—	—	1	—	—
Vanguard Mid-Cap Growth Fund	147,655	44,099	—	—	(77,700)	18	35,761	114,054
Vanguard U.S. Growth Fund	893,949	225,033	5,265	(1,358)	(410,339)	15	100,709	702,020
Vanguard Windsor Fund	587,802	66,301	124,761	4,506	(68,821)	7,056	54,102	465,027
Vanguard Windsor II Fund	442,795	33,637	54,798	269	(68,382)	5,048	28,071	353,521
Total	2,964,335	489,325	266,182	2,246	(845,727)	19,184	331,854	2,343,852
1	Not applicable—purchases and sales are for temporary cash investment purposes.